MAINSTAY VP SERIES FUND, INC.

MainStay VP ICAP Select Equity Portfolio

Supplement dated September 3, 2009 (“Supplement”)
to the Prospectus dated May 1, 2009 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. (the “Fund”) regarding the above listed Portfolio, a series of the Fund.  This Supplement supersedes the supplement dated May 13, 2009.  You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Applicable to MainStay VP ICAP Select Equity Portfolio only:

On May 13, 2009, a supplement to the Fund’s prospectus was filed to remove from the table entitled “Fees and Expenses of the Portfolio” references to a management fee waiver that was in effect from May 1, 2008 through May 1, 2009.  In addition to including the revisions previously made to the “Fees and Expenses of the Portfolio” table, this Supplement modifies the table entitled “Example” on page 28 of the Prospectus to reflect the increase in the costs of investing in the Portfolio as a result of the expiration of the management fee waiver.  Accordingly, the tables entitled “Fees and Expenses of the Portfolio” and “Example” on page 28 of the Prospectus hereby are as follows:

Fees and Expenses of the Portfolio

	Initial Class	Service Class
Management Fee[1]	0.77%	0.77%
Distribution and Service (12b-1) Fees[2]	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses	0.83%	1.08%

1 The management fee for the Portfolio is an annual percentage of the Portfolio’s average daily net assets as follows:  0.80% on assets up to $250 million; 0.75% on assets from $250 million to $1 billion; and 0.74% on assets over $1 billion.

2 Because the 12b-1 fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

	1 Year	3 Years	5 Years	10 Years
Initial Class	$85	$265	$460	$1,025
Service Class	$110	$343	$595	$1,317

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE